SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2001


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                    0-10652                94-2751350
-------------------------------      -------------       ----------------------
(State or other jurisdiction of      (File Number)         (I.R.S. Employer
        incorporation)                                   identification number)


                    880 E. CYPRESS AVENUE, REDDING, CA 96002
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         ITEM 5:  OTHER EVENTS


         On February 2, 2001, the Registrant issued a Press Release which reported earnings for the year and quarter ending December 31, 2000. Attached hereto as Exhibit 99.26 and incorporated herein by this reference is said Press Release dated February 2, 2001.


         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      EXHIBITS

              (99.26)      News Release of North Valley Bancorp dated February
                           2, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NORTH VALLEY BANCORP


                                              By /s/ EDWARD J. CZAJKA
                                                 -------------------------------
                                                 Edward J. Czajka
                                                 Senior Vice President &
Dated:  February 6, 2001                         Chief Financial Officer

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